______________________________________________________________________________

THE UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2005

IMH ASSETS CORP. (as depositor under a Series 2005-6 Indenture dated as of September 9, 2005, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2005-6)

IMH Assets Corp.

(Exact name of registrant as specified in its charter)

CALIFORNIA	333-126443	33-0705301
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1401 Dove Street Newport Beach, California		92660
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (949) 475-3600

______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

5.1 Opinion of Thacher Proffitt & Wood LLP regarding Legality

8.1 Opinion of Thacher Proffitt & Wood LLP regarding Tax Matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMH ASSETS CORP.

By:	/s/ Richard J. Johnson
Name:	Richard J. Johnson
Title:	EVP, CFO

Dated: September 23, 2005